EXHIBIT 99.2

UNUMPROVIDENT℠

# STATISTICAL SUPPLEMENT
## First Quarter 2004

STATISTICAL SUPPLEMENT

First Quarter 2004

UnumProvident

Statistical Supplement First Quarter 2004

TABLE OF CONTENTS

(dollars in millions, except share data)

Interim Results are Unaudited

Throughout this supplement, operating revenue and operating income (loss) before income taxes exclude realized investment gains and losses.

N.M. = not a meaningful percentage

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Financial Results

Premium Income	$1,956.2	$1,871.3	$7,615.7	$7,151.1	$6,797.2

Segment Operating Revenue	$2,598.3	$2,479.9	$10,165.4	$9,568.2	$9,102.5
Net Realized Investment Gain (Loss)	25.4	(85.1)	(173.8)	(309.1)	(100.0)

Revenue	$2,623.7	$2,394.8	$9,991.6	$9,259.1	$9,002.5

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(569.3)	$(249.0)	$(264.6)	$396.9	$537.7
Income (Loss) from Discontinued Operations, net of tax	7.0	2.6	(161.7)	11.4	3.5
Cumulative Effect of Accounting Principle Change, net of tax	—	—	39.9	(7.1)	—

Net Income (Loss)	$(562.3)	$(246.4)	$(386.4)	$401.2	$541.2

Assets	$50,476.9	$46,324.1	$49,718.3	$45,259.5	$42,442.7

Stockholders’ Equity	$7,134.3	$6,545.3	$7,271.0	$6,843.2	$5,939.9

Note:	In the first quarter of 2004, the Company restructured its individual income protection — closed block business. In conjunction with the restructuring, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection — closed block business and individual income protection — recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the first quarter of 2004. Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection — closed block reserves as a stand-alone segment. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection — closed block claim reserves by $110.6 million before tax, or $71.9 million after tax, to reflect its current estimate of future benefit obligations. See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Per Common Share Information

Assuming Dilution:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(1.93)	$(1.03)	$(0.96)	$1.63	$2.21
Income (Loss) from Discontinued Operations, net of tax	0.02	0.01	(0.58)	0.05	0.01
Cumulative Effect of Accounting Principle Change, net of tax	—	—	0.14	(0.03)	—

Net Income (Loss)	$(1.91)	$(1.02)	$(1.40)	$1.65	$2.22

Basic:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(1.93)	$(1.03)	$(0.96)	$1.64	$2.22
Income (Loss) from Discontinued Operations, net of tax	0.02	0.01	(0.58)	0.05	0.02
Cumulative Effect of Accounting Principle Change, net of tax	—	—	0.14	(0.03)	—

Net Income (Loss)	$(1.91)	$(1.02)	$(1.40)	$1.66	$2.24

Dividends Paid	$0.0750	$0.1475	$0.3725	$0.5900	$0.5900

Book Value	$24.08	$27.09	$24.55	$28.33	$24.52

Price (UNM closing price on last trading day of period)	$14.63	$9.80	$15.77	$17.54	$26.51

1.1

UnumProvident Consolidated Statements of Operations

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Revenue
Premium Income	$1,956.2	$1,871.3	$7,615.7	$7,151.1	$6,797.2
Net Investment Income	534.1	519.3	2,158.4	2,028.9	1,951.1
Net Realized Investment Gain (Loss)	25.4	(85.1)	(173.8)	(309.1)	(100.0)
Other Income	108.0	89.3	391.3	388.2	354.2

Total Revenue	2,623.7	2,394.8	9,991.6	9,259.1	9,002.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,879.3	2,143.4	7,868.1	6,324.8	5,983.9
Commissions	221.3	221.2	844.1	820.2	744.1
Interest and Debt Expense	49.2	41.5	187.2	162.4	169.6
Deferral of Policy Acquisition Costs	(148.3)	(172.7)	(665.9)	(671.4)	(660.5)
Amortization of Deferred Policy Acquisition Costs	108.6	114.0	458.6	398.9	422.6
Amortization of Value of Business Acquired and Goodwill	3.9	9.8	37.5	39.0	60.9
Impairment of Intangible Assets	856.4	—	—	—	5.4
Other Operating Expenses	423.5	427.1	1,697.2	1,592.0	1,522.7

Total Benefits and Expenses	3,393.9	2,784.3	10,426.8	8,665.9	8,248.7

Income (Loss) from Continuing Operations Before Income Taxes and Cumulative Effect of Accounting Principle Change	(770.2)	(389.5)	(435.2)	593.2	753.8

Income Taxes (Benefit)	(200.9)	(140.5)	(170.6)	196.3	216.1

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	(569.3)	(249.0)	(264.6)	396.9	537.7

Income (Loss) from Discontinued Operations, net of tax	7.0	2.6	(161.7)	11.4	3.5

Cumulative Effect of Accounting Principle Change, net of tax	—	—	39.9	(7.1)	—

Net Income (Loss)	$(562.3)	$(246.4)	$(386.4)	$401.2	$541.2

Average Number of Shares Outstanding

Basic	294,989,771	241,619,379	276,132,176	242,032,884	241,824,878
Dilutive Securities:
Purchase Contracts (see page 15)	—	—	—	—	—
Options and Other Dilutive Securities	—	—	—	1,037,230	1,783,842

Assuming Dilution	294,989,771	241,619,379	276,132,176	243,070,114	243,608,720

Actual Number of Shares Outstanding	296,291,201	241,644,012	296,143,422	241,587,260	242,218,701

UnumProvident Financial Sales Data

	Three Months Ended			Year Ended
	3/31/2004	3/31/2003	% Change	12/31/2003	12/31/2002	12/31/2001
Income Protection Segment
Fully Insured Products
Group Long-term Income Protection	$65.1	$65.7	(0.9)%	$380.6	$382.2	$380.4
Group Short-term Income Protection	25.7	26.8	(4.1)	127.2	129.3	163.0
Individual Income Protection — Recently Issued	29.4	33.6	(12.5)	122.8	128.2	110.3
Group Long-term Care	3.3	4.4	(25.0)	27.0	23.5	21.7
Individual Long-term Care	5.4	14.3	(62.2)	43.9	63.7	53.8

Total Fully Insured Products	128.9	144.8	(11.0)	701.5	726.9	729.2

Administrative Services Only (ASO) Products
Group Long-term Income Protection	0.2	0.2	—	6.5	4.8	1.5
Group Short-term Income Protection	1.6	2.8	(42.9)	14.4	20.2	12.4

Total ASO Products	1.8	3.0	(40.0)	20.9	25.0	13.9

Income Protection Segment	$130.7	$147.8	(11.6)	$722.4	$751.9	$743.1

Life and Accident Segment
Group Life	$39.6	$54.0	(26.7)	$269.3	$288.6	$346.2
Accidental Death & Dismemberment	2.5	6.6	(62.1)	26.6	41.1	53.3
Brokerage Voluntary Life and Other	35.6	34.9	2.0	75.3	57.5	41.8

Life and Accident Segment	$77.7	$95.5	(18.6)	$371.2	$387.2	$441.3

Colonial Segment	$61.7	$59.6	3.5	$285.2	$257.1	$243.0

Individual Income Protection — Closed Block Segment	$2.0	$2.8	(28.6)	$12.1	$18.6	$28.0

Total Sales from Continuing Operations	$272.1	$305.7	(11.0)	$1,390.9	$1,414.8	$1,455.4

Sales from Discontinued Operations	$7.5	$7.7	(2.6)	$36.6	$34.5	$39.6

Total	$279.6	$313.4	(10.8)%	$1,427.5	$1,449.3	$1,495.0

UnumProvident Consolidated Balance Sheets

	March 31, 2004	December 31,
		2003	2002
Assets
Investments
Fixed Maturity Securities Available-for-Sale
Continuing	$31,565.9	$30,084.2	$26,639.5
Discontinued	1,125.5	1,102.4	846.8

Total Fixed Maturity Securities Available-for-Sale	32,691.4	31,186.6	27,486.3
Equity Securities	43.8	39.1	27.9
Mortgage Loans	460.3	474.7	599.9
Real Estate	26.0	25.9	37.1
Policy Loans	2,877.1	2,877.9	2,743.7
Other Long-term Investments	78.0	91.9	38.6
Short-term Investments	370.1	332.2	212.6

Total Investments	36,546.7	35,028.3	31,146.1

Cash and Bank Deposits	131.3	119.2	142.2
Reinsurance Receivable	6,243.7	6,242.6	5,968.6
Accrued Investment Income	553.7	543.6	578.6
Deferred Policy Acquisition Costs	2,798.8	3,051.9	2,832.5
Value of Business Acquired	110.4	463.5	456.2
Goodwill	270.0	476.7	475.5
Other Discontinued Assets	328.3	330.2	443.2
Other Assets	3,461.7	3,429.8	3,188.7
Separate Account Assets	32.3	32.5	27.9

Total Assets	$50,476.9	$49,718.3	$45,259.5

Liabilities
Policy and Contract Benefits	$2,059.1	$1,928.4	$1,895.0
Reserves for Future Policy and Contract Benefits and Unearned Premiums	32,228.8	31,431.1	28,067.4
Other Policyholders’ Funds	2,487.6	2,493.3	2,542.4
Income Tax	960.2	946.8	932.6
Short-term Debt	—	—	255.0
Long-term Debt	2,789.0	2,789.0	1,914.0
Other Discontinued Liabilities	1,472.9	1,462.6	1,103.1
Other Liabilities	1,312.7	1,363.6	1,378.9
Separate Account Liabilities	32.3	32.5	27.9

Total Liabilities	43,342.6	42,447.3	38,116.3

Company-Obligated Mandatorily Redeemable Preferred Securities of Subsidiary Trust	—	—	300.0

Stockholders’ Equity
Common Stock	29.8	29.8	24.4
Additional Paid-in Capital	1,611.4	1,609.1	1,086.8
Retained Earnings	3,942.5	4,526.9	5,011.4
Accumulated Other Comprehensive Income	1,615.5	1,171.2	777.4
Treasury Stock	(54.2)	(54.2)	(54.2)
Deferred Compensation	(10.7)	(11.8)	(2.6)

Total Stockholders’ Equity	7,134.3	7,271.0	6,843.2

Total Liabilities and Stockholders’ Equity	$50,476.9	$49,718.3	$45,259.5

UnumProvident Segment Deferred Policy Acquisition Cost

	Income Protection	Life and Accident	Colonial	Individual Income Protection – Closed Block	Corporate and Other	Consolidated
Balances at December 31, 2001	$1,381.8	$425.8	$399.9	$341.1	$1.5	$2,550.1
Capitalized	361.2	148.4	148.4	13.4	—	671.4
Amortized	(168.3)	(86.6)	(107.7)	(36.2)	(0.1)	(398.9)
Foreign Currency and Other	12.6	(2.1)	—	—	(0.6)	9.9

Balances at December 31, 2002	1,587.3	485.5	440.6	318.3	0.8	2,832.5

Capitalized	333.1	159.3	166.1	7.5	(0.1)	665.9
Amortized	(191.0)	(108.0)	(118.3)	(41.3)	—	(458.6)
Foreign Currency and Other	13.6	0.6	—	(2.3)	0.2	12.1

Balances at December 31, 2003	1,743.0	537.4	488.4	282.2	0.9	3,051.9

Capitalized	69.3	34.2	44.8	—	—	148.3
Amortized	(47.9)	(28.1)	(32.6)	—	—	(108.6)
Impairment	—	—	—	(282.2)	—	(282.2)
Foreign Currency and Other	(10.8)	0.2	—	—	—	(10.6)

Balances at March 31, 2004	$1,753.6	$543.7	$500.6	$—	$0.9	$2,798.8

4.1

UnumProvident Segment Balance Sheets - March 31, 2004

	Income Protection
	Group Income Protection	Individual Income Protection – Recently Issued	Other Lines	Total Income Protection	Life and Accident	Colonial	Individual Income Protection – Closed Block	Corporate, Other, and Discontinued Operations	Consolidated
Assets
Investments	$10,994.8	$1,110.1	$1,634.0	$13,738.9	$3,079.1	$1,399.3	$11,489.8	$6,839.6	$36,546.7
Deferred Policy Acquisition Costs	713.7	729.4	310.5	1,753.6	543.7	500.6	—	0.9	2,798.8
Value of Business Acquired	89.6	—	—	89.6	3.2	17.6	—	—	110.4
Goodwill	15.4	187.6	67.0	270.0	—	—	—	—	270.0
All Other	1,143.2	362.2	46.5	1,551.9	461.8	158.3	4,215.9	4,363.1	10,751.0

Total Assets	$12,956.7	$2,389.3	$2,058.0	$17,404.0	$4,087.8	$2,075.8	$15,705.7	$11,203.6	$50,476.9

Liabilities
Reserves and Policyholder Benefits	$9,704.8	$1,079.9	$1,360.7	$12,145.4	$2,419.1	$1,145.7	$12,541.7	$8,523.6	$36,775.5
Debt	—	—	—	—	—	—	—	2,789.0	2,789.0
All Other	581.7	207.5	147.4	936.6	215.1	141.3	277.3	2,207.8	3,778.1

Total Liabilities	10,286.5	1,287.4	1,508.1	13,082.0	2,634.2	1,287.0	12,819.0	13,520.4	43,342.6

Other Allocated Stockholders’ Equity	2,325.0	989.6	333.9	3,648.5	1,352.1	702.4	2,228.9	(2,465.1)	5,466.8
Unrealized Gain/Loss on Securities	345.2	112.3	216.0	673.5	101.5	86.4	657.8	148.3	1,667.5

Total Allocated Stockholders’ Equity	2,670.2	1,101.9	549.9	4,322.0	1,453.6	788.8	2,886.7	(2,316.8)	7,134.3

Total Liabilities and Allocated Stockholders’ Equity	$12,956.7	$2,389.3	$2,058.0	$17,404.0	$4,087.8	$2,075.8	$15,705.7	$11,203.6	$50,476.9

Allocated stockholders’ equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company’s target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

UnumProvident Segment Balance Sheets - December 31, 2003

	Income Protection
	Group Income Protection	Individual Income Protection – Recently Issued	Other Lines	Total Income Protection	Life and Accident	Colonial	Individual Income Protection – Closed Block	Corporate, Other, and Discontinued Operations	Consolidated
Assets
Investments	$10,353.0	$911.6	$1,488.9	$12,753.5	$2,898.6	$1,323.0	$10,787.9	$7,265.3	$35,028.3
Deferred Policy Acquisition Costs	725.7	712.0	305.3	1,743.0	537.4	488.4	282.2	0.9	3,051.9
Value of Business Acquired	75.2	—	—	75.2	3.3	17.9	367.1	—	463.5
Goodwill	15.0	187.6	67.0	269.6	—	—	207.1	—	476.7
All Other	1,176.9	419.5	188.2	1,784.6	592.3	193.7	4,760.6	3,366.7	10,697.9

Total Assets	$12,345.8	$2,230.7	$2,049.4	$16,625.9	$4,031.6	$2,023.0	$16,404.9	$10,632.9	$49,718.3

Liabilities
Reserves and Policyholder Benefits	$9,138.9	$1,109.3	$1,279.6	$11,527.8	$2,412.6	$1,123.3	$12,260.5	$8,528.6	$35,852.8
Debt	—	—	—	—	—	—	—	2,789.0	2,789.0
All Other	518.4	168.9	108.8	796.1	194.7	131.9	480.5	2,202.3	3,805.5

Total Liabilities	9,657.3	1,278.2	1,388.4	12,323.9	2,607.3	1,255.2	12,741.0	13,519.9	42,447.3

Other Allocated Stockholders’ Equity	2,440.6	910.2	519.8	3,870.6	1,349.3	699.5	3,097.0	(2,984.2)	6,032.2
Unrealized Gain/Loss on Securities	247.9	42.3	141.2	431.4	75.0	68.3	566.9	97.2	1,238.8

Total Allocated Stockholders’ Equity	2,688.5	952.5	661.0	4,302.0	1,424.3	767.8	3,663.9	(2,887.0)	7,271.0

Total Liabilities and Allocated Stockholders’ Equity	$12,345.8	$2,230.7	$2,049.4	$16,625.9	$4,031.6	$2,023.0	$16,404.9	$10,632.9	$49,718.3

Allocated stockholders’ equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company’s target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

Amounts previously reported have been reclassified to conform to current period reporting.

4.3

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2004	3/31/2003	% Change	12/31/2003	12/31/2002	% Change
Premium Income
Income Protection	$1,025.1	$951.6	7.7%	$3,937.0	$3,570.7	10.3%
Life and Accident	490.1	470.5	4.2	1,922.4	1,799.8	6.8
Colonial	181.1	170.6	6.2	693.5	636.7	8.9
Individual Income Protection — Closed Block	251.3	268.6	(6.4)	1,028.5	1,106.3	(7.0)
Other	8.6	10.0	(14.0)	34.3	37.6	(8.8)

	1,956.2	1,871.3	4.5	7,615.7	7,151.1	6.5

Net Investment Income
Income Protection	217.2	210.2	3.3	889.0	783.1	13.5
Life and Accident	44.9	47.0	(4.5)	191.5	192.6	(0.6)
Colonial	22.8	20.8	9.6	90.0	79.6	13.1
Individual Income Protection — Closed Block	213.0	204.3	4.3	824.2	814.5	1.2
Other	32.0	36.4	(12.1)	140.1	154.2	(9.1)
Corporate	4.2	0.6	N.M.	23.6	4.9	N.M.

	534.1	519.3	2.8	2,158.4	2,028.9	6.4

Other Income
Income Protection	64.4	55.8	15.4	237.0	215.8	9.8
Life and Accident	4.5	3.1	45.2	16.5	14.4	14.6
Colonial	0.3	0.4	(25.0)	2.5	3.7	(32.4)
Individual Income Protection — Closed Block	27.8	13.5	105.9	95.9	85.7	11.9
Other	10.7	11.3	(5.3)	31.4	39.5	(20.5)
Corporate	0.3	5.2	(94.2)	8.0	29.1	(72.5)

	108.0	89.3	20.9	391.3	388.2	0.8

Total Operating Revenue
Income Protection	1,306.7	1,217.6	7.3	5,063.0	4,569.6	10.8
Life and Accident	539.5	520.6	3.6	2,130.4	2,006.8	6.2
Colonial	204.2	191.8	6.5	786.0	720.0	9.2
Individual Income Protection — Closed Block	492.1	486.4	1.2	1,948.6	2,006.5	(2.9)
Other	51.3	57.7	(11.1)	205.8	231.3	(11.0)
Corporate	4.5	5.8	(22.4)	31.6	34.0	(7.1)

	2,598.3	2,479.9	4.8	10,165.4	9,568.2	6.2

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2004	3/31/2003	% Change	12/31/2003	12/31/2002	% Change
Benefits and Expenses
Income Protection	$1,232.4	$1,593.1	(22.6)%	$5,629.8	$4,030.4	39.7%
Life and Accident	482.6	457.8	5.4	1,865.6	1,754.6	6.3
Colonial	167.6	156.6	7.0	639.3	582.5	9.8
Individual Income Protection — Closed Block	1,415.9	470.6	N.M.	1,886.1	1,923.5	(1.9)
Other	44.2	46.0	(3.9)	180.9	185.9	(2.7)
Corporate	51.2	60.2	(15.0)	225.1	189.0	19.1

	3,393.9	2,784.3	21.9	10,426.8	8,665.9	20.3

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Gain (Loss), and Cumulative Effect of Accounting Principle Change
Income Protection	74.3	(375.5)	N.M.	(566.8)	539.2	N.M.
Life and Accident	56.9	62.8	(9.4)	264.8	252.2	5.0
Colonial	36.6	35.2	4.0	146.7	137.5	6.7
Individual Income Protection — Closed Block	(923.8)	15.8	N.M.	62.5	83.0	(24.7)
Other	7.1	11.7	(39.3)	24.9	45.4	(45.2)
Corporate	(46.7)	(54.4)	14.2	(193.5)	(155.0)	(24.8)

	(795.6)	(304.4)	161.4	(261.4)	902.3	N.M.

Income Taxes (Benefit)	(210.2)	(111.0)	N.M.	(110.1)	303.7	N.M.

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss) and Cumulative Effect of Accounting Principle Change	(585.4)	(193.4)	N.M.	(151.3)	598.6	N.M.
Net Realized Investment Gain (Loss)	25.4	(85.1)	N.M.	(173.8)	(309.1)	N.M.
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	9.3	(29.5)	N.M.	(60.5)	(107.4)	N.M.
Income (Loss) from Discontinued Operations, net of tax	7.0	2.6	169.2	(161.7)	11.4	N.M.
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	39.9	(7.1)	N.M.

Net Income (Loss)	$(562.3)	$(246.4)	N.M.	$(386.4)	$401.2	N.M.

Note: See “Notes to Statistical Supplement” on page 15 for information.

5.1

UnumProvident Quarterly Historical Financial Results by Segment

	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02
Premium Income
Income Protection	$1,025.1	$1,007.2	$992.2	$986.0	$951.6	$908.4	$904.5	$891.8	$866.0
Life and Accident	490.1	482.4	484.0	485.5	470.5	448.7	453.6	455.6	441.9
Colonial	181.1	177.2	174.0	171.7	170.6	163.0	160.9	156.5	156.3
Individual Income Protection — Closed Block	251.3	237.4	262.1	260.4	268.6	280.2	272.7	273.7	279.7
Other	8.6	7.7	9.0	7.6	10.0	2.7	13.9	11.7	9.3

	1,956.2	1,911.9	1,921.3	1,911.2	1,871.3	1,803.0	1,805.6	1,789.3	1,753.2

Net Investment Income
Income Protection	217.2	221.5	233.7	223.6	210.2	206.8	200.7	190.7	184.9
Life and Accident	44.9	46.7	50.7	47.1	47.0	49.0	49.1	47.5	47.0
Colonial	22.8	25.2	22.9	21.1	20.8	20.4	20.7	19.3	19.2
Individual Income Protection — Closed Block	213.0	211.0	208.0	200.9	204.3	211.1	210.2	201.4	191.8
Other	32.0	33.3	32.2	38.2	36.4	34.8	37.7	39.5	42.2
Corporate	4.2	11.1	7.8	4.1	0.6	0.6	—	3.1	1.2

	534.1	548.8	555.3	535.0	519.3	522.7	518.4	501.5	486.3

Other Income
Income Protection	64.4	61.4	61.4	58.4	55.8	53.6	54.3	54.6	53.3
Life and Accident	4.5	5.7	4.0	3.7	3.1	4.7	4.9	2.4	2.4
Colonial	0.3	0.4	0.4	1.3	0.4	0.4	1.4	1.4	0.5
Individual Income Protection — Closed Block	27.8	18.8	30.2	33.4	13.5	17.3	22.6	34.0	11.8
Other	10.7	2.1	9.0	9.0	11.3	12.3	10.0	8.3	8.9
Corporate	0.3	(1.4)	0.5	3.7	5.2	4.8	5.8	4.5	14.0

	108.0	87.0	105.5	109.5	89.3	93.1	99.0	105.2	90.9

Total Operating Revenue
Income Protection	1,306.7	1,290.1	1,287.3	1,268.0	1,217.6	1,168.8	1,159.5	1,137.1	1,104.2
Life and Accident	539.5	534.8	538.7	536.3	520.6	502.4	507.6	505.5	491.3
Colonial	204.2	202.8	197.3	194.1	191.8	183.8	183.0	177.2	176.0
Individual Income Protection — Closed Block	492.1	467.2	500.3	494.7	486.4	508.6	505.5	509.1	483.3
Other	51.3	43.1	50.2	54.8	57.7	49.8	61.6	59.5	60.4
Corporate	4.5	9.7	8.3	7.8	5.8	5.4	5.8	7.6	15.2

	2,598.3	2,547.7	2,582.1	2,555.7	2,479.9	2,418.8	2,423.0	2,396.0	2,330.4

UnumProvident Quarterly Historical Financial Results by Segment

	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02
Benefits and Expenses
Income Protection	$1,232.4	$1,668.0	$1,199.2	$1,169.5	$1,593.1	$1,039.9	$1,018.8	$999.9	$971.8
Life and Accident	482.6	462.2	472.4	473.2	457.8	416.4	446.8	443.9	447.5
Colonial	167.6	165.2	158.8	158.7	156.6	147.6	148.6	143.3	143.0
Individual Income Protection — Closed Block	1,415.9	445.0	481.1	489.4	470.6	490.2	486.4	489.5	457.4
Other	44.2	45.4	41.5	48.0	46.0	41.2	49.7	44.1	50.9
Corporate	51.2	56.3	55.6	53.0	60.2	56.4	40.7	47.5	44.4

	3,393.9	2,842.1	2,408.6	2,391.8	2,784.3	2,191.7	2,191.0	2,168.2	2,115.0

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Loss, and Cumulative Effect of Accounting Principle Change
Income Protection	74.3	(377.9)	88.1	98.5	(375.5)	128.9	140.7	137.2	132.4
Life and Accident	56.9	72.6	66.3	63.1	62.8	86.0	60.8	61.6	43.8
Colonial	36.6	37.6	38.5	35.4	35.2	36.2	34.4	33.9	33.0
Individual Income Protection — Closed Block	(923.8)	22.2	19.2	5.3	15.8	18.4	19.1	19.6	25.9
Other	7.1	(2.3)	8.7	6.8	11.7	8.6	11.9	15.4	9.5
Corporate	(46.7)	(46.6)	(47.3)	(45.2)	(54.4)	(51.0)	(34.9)	(39.9)	(29.2)

	(795.6)	(294.4)	173.5	163.9	(304.4)	227.1	232.0	227.8	215.4

Income Taxes (Benefit)	(210.2)	(110.3)	58.7	52.5	(111.0)	75.8	81.4	78.1	68.4

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss) and Cumulative Effect of Accounting Principle Change	(585.4)	(184.1)	114.8	111.4	(193.4)	151.3	150.6	149.7	147.0

Net Realized Investment Gain (Loss)	25.4	(36.4)	(25.8)	(26.5)	(85.1)	(80.8)	(63.6)	(77.5)	(87.2)

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	9.3	(12.5)	(9.3)	(9.2)	(29.5)	(28.2)	(22.1)	(27.0)	(30.1)

Income (Loss) from Discontinued Operations, net of tax	7.0	(179.1)	10.4	4.4	2.6	3.5	4.3	(1.5)	5.1

Cumulative Effect of Accounting Principle Change, net of tax	—	39.9	—	—	—	—	—	—	(7.1)

Net Income (Loss)	$(562.3)	$(347.2)	$108.7	$98.5	$(246.4)	$102.2	$113.4	$97.7	$87.9

Per Common Share — Assuming Dilution
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(1.93)	$(0.71)	$0.33	$0.34	$(1.03)	$0.41	$0.45	$0.41	$0.37
Income (Loss) from Discontinued Operations, net of tax	0.02	(0.61)	0.03	0.02	0.01	0.01	0.02	(0.01)	0.02
Cumulative Effect of Accounting Principle Change, net of tax	—	0.14	—	—	—	—	—	—	(0.03)

Net Income (Loss)	$(1.91)	$(1.18)	$0.36	$0.36	$(1.02)	$0.42	$0.47	$0.40	$0.36

Note: See “Notes to Statistical Supplement” on page 15 for information.

6.1

UnumProvident Financial Results for Income Protection Segment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$1,025.1	$951.6	$3,937.0	$3,570.7	$3,275.9
Net Investment Income	217.2	210.2	889.0	783.1	726.2
Other Income	64.4	55.8	237.0	215.8	183.7

Total Operating Revenue	1,306.7	1,217.6	5,063.0	4,569.6	4,185.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	868.7	1,272.1	4,313.9	2,864.7	2,607.1
Commissions	107.8	106.6	405.6	399.1	349.2
Deferral of Policy Acquisition Costs	(69.3)	(91.6)	(333.1)	(361.2)	(350.8)
Amortization of Deferred Policy Acquisition Costs	47.9	47.6	191.0	168.3	170.5
Amortization of Value of Business Acquired	3.0	0.7	3.9	2.2	2.2
Operating Expenses	274.3	257.7	1,048.5	957.3	870.4

Total Benefits and Expenses	1,232.4	1,593.1	5,629.8	4,030.4	3,648.6

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$74.3	$(375.5)	$(566.8)	$539.2	$537.2

Operating Ratios
Benefit Ratio	84.7%	133.7%	109.6%	80.2%	79.6%
Operating Expense Ratio	26.8%	27.1%	26.6%	26.8%	26.6%
Before-tax Profit (Loss) Margin	7.2%	(39.5)%	(14.4)%	15.1%	16.4%

UnumProvident Financial Results for Group Income Protection

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Income Protection	$629.8	$577.1	$2,402.9	$2,198.7	$2,053.5
Group Short-term Income Protection	157.1	154.5	630.9	601.6	567.2

Total Premium Income	786.9	731.6	3,033.8	2,800.3	2,620.7
Net Investment Income	171.2	169.6	704.3	639.2	594.9
Other Income	16.9	11.5	56.4	34.0	27.6

Total Operating Revenue	975.0	912.7	3,794.5	3,473.5	3,243.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	703.1	1,122.7	3,684.6	2,338.4	2,190.4
Commissions	60.0	60.3	227.1	229.4	208.5
Deferral of Policy Acquisition Costs	(24.9)	(38.9)	(146.1)	(152.9)	(153.1)
Amortization of Deferred Policy Acquisition Costs	25.5	26.0	105.5	97.5	89.4
Amortization of Value of Business Acquired	3.0	0.7	3.6	2.0	2.0
Operating Expenses	178.0	165.3	687.0	608.7	551.8

Total Benefits and Expenses	944.7	1,336.1	4,561.7	3,123.1	2,889.0

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$30.3	$(423.4)	$(767.2)	$350.4	$354.2

Operating Ratios
Benefit Ratio	89.4%	153.5%	121.5%	83.5%	83.6%
Operating Expense Ratio	22.6%	22.6%	22.6%	21.7%	21.1%
Before-tax Profit (Loss) Margin	3.9%	(57.9)%	(25.3)%	12.5%	13.5%

7.1

UnumProvident Financial Results for Individual Income Protection - Recently Issued

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$129.8	$124.9	$498.6	$434.6	$393.8
Net Investment Income	22.6	23.8	101.2	87.4	86.2
Other Income	1.9	2.0	7.8	6.5	5.5

Total Operating Revenue	154.3	150.7	607.6	528.5	485.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	70.5	69.9	286.7	248.1	211.5
Commissions	30.8	27.1	106.0	94.1	80.6
Deferral of Policy Acquisition Costs	(33.5)	(35.2)	(126.4)	(133.2)	(125.7)
Amortization of Deferred Policy Acquisition Costs	16.8	15.3	61.6	47.9	61.9
Amortization of Value of Business Acquired	—	—	0.3	0.2	0.2
Operating Expenses	40.4	35.4	138.7	124.6	119.5

Total Benefits and Expenses	125.0	112.5	466.9	381.7	348.0

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$29.3	$38.2	$140.7	$146.8	$137.5

Operating Ratios
Benefit Ratio	54.3%	56.0%	57.5%	57.1%	53.7%
Interest Adjusted Loss Ratio	42.6%	43.9%	44.7%	43.4%	39.2%
Operating Expense Ratio	31.1%	28.3%	27.8%	28.7%	30.3%
Before-tax Profit Margin	22.6%	30.6%	28.2%	33.8%	34.9%

7.2

UnumProvident Financial Results for Long-term Care

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Care	$34.9	$29.2	$124.5	$103.4	$81.1
Individual Long-term Care	73.5	65.9	280.1	232.4	180.3

Total Premium Income	108.4	95.1	404.6	335.8	261.4
Net Investment Income	23.4	16.8	83.5	56.5	45.1
Other Income (Loss)	0.1	(0.1)	(0.2)	0.5	—

Total Operating Revenue	131.9	111.8	487.9	392.8	306.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	95.1	79.5	342.6	278.2	205.2
Commissions	17.0	19.2	72.5	75.6	60.1
Deferral of Policy Acquisition Costs	(10.9)	(17.5)	(60.6)	(75.1)	(72.0)
Amortization of Deferred Policy Acquisition Costs	5.6	6.3	23.9	22.9	19.2
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	14.1	18.5	67.0	68.1	62.2

Total Benefits and Expenses	120.9	106.0	445.4	369.7	274.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$11.0	$5.8	$42.5	$23.1	$31.8

Operating Ratios
Benefit Ratio	87.7%	83.6%	84.7%	82.8%	78.5%
Operating Expense Ratio	13.0%	19.5%	16.6%	20.3%	23.8%
Before-tax Profit Margin	10.1%	6.1%	10.5%	6.9%	12.2%

7.3

UnumProvident Financial Results for Disability Services

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—
Other Income	45.5	42.4	173.0	174.8	150.6

Total Operating Revenue	45.5	42.4	173.0	174.8	150.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	—	—	—	—	—
Commissions	—	—	—	—	—
Deferral of Policy Acquisition Costs	—	—	—	—	—
Amortization of Deferred Policy Acquisition Costs	—	—	—	—	—
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	41.8	38.5	155.8	155.9	136.9

Total Benefits and Expenses	41.8	38.5	155.8	155.9	136.9

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$3.7	$3.9	$17.2	$18.9	$13.7

7.4

UnumProvident Financial Results for Life and Accident Segment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Life and Accidental Death & Dismemberment	$435.9	$421.7	$1,723.2	$1,634.2	$1,520.2
Brokerage Voluntary Life and Other	54.2	48.8	199.2	165.6	140.6

Total Premium Income	490.1	470.5	1,922.4	1,799.8	1,660.8
Net Investment Income	44.9	47.0	191.5	192.6	182.8
Other Income	4.5	3.1	16.5	14.4	10.0

Total Operating Revenue	539.5	520.6	2,130.4	2,006.8	1,853.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	375.0	360.5	1,468.1	1,397.6	1,346.4
Commissions	45.5	45.1	177.3	164.9	142.9
Deferral of Policy Acquisition Costs	(34.2)	(37.1)	(159.3)	(148.4)	(152.3)
Amortization of Deferred Policy Acquisition Costs	28.1	26.3	108.0	86.6	79.9
Amortization of Value of Business Acquired	0.6	0.3	1.8	0.4	0.4
Operating Expenses	67.6	62.7	269.7	253.5	252.0

Total Benefits and Expenses	482.6	457.8	1,865.6	1,754.6	1,669.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$56.9	$62.8	$264.8	$252.2	$184.3

Operating Ratios
Benefit Ratio	76.5%	76.6%	76.4%	77.7%	81.1%
Operating Expense Ratio	13.8%	13.3%	14.0%	14.1%	15.2%
Before-tax Profit Margin	11.6%	13.3%	13.8%	14.0%	11.1%

UnumProvident Financial Results for Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Life	$388.8	$371.1	$1,524.6	$1,434.4	$1,330.5
Accidental Death & Dismemberment	47.1	50.6	198.6	199.8	189.7

Total Premium Income	435.9	421.7	1,723.2	1,634.2	1,520.2
Net Investment Income	34.2	37.2	148.0	154.1	143.9
Other Income	0.7	0.3	4.5	2.6	0.3

Total Operating Revenue	470.8	459.2	1,875.7	1,790.9	1,664.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	338.8	324.5	1,322.8	1,268.6	1,230.9
Commissions	27.8	31.1	115.1	117.3	112.2
Deferral of Policy Acquisition Costs	(15.5)	(21.1)	(89.2)	(94.4)	(118.4)
Amortization of Deferred Policy Acquisition Costs	17.6	17.7	74.1	63.1	60.2
Amortization of Value of Business Acquired	0.5	0.2	1.5	—	—
Operating Expenses	55.3	51.3	223.5	214.4	219.8

Total Benefits and Expenses	424.5	403.7	1,647.8	1,569.0	1,504.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$46.3	$55.5	$227.9	$221.9	$159.7

Operating Ratios
Benefit Ratio	77.7%	77.0%	76.8%	77.6%	81.0%
Operating Expense Ratio	12.7%	12.2%	13.0%	13.1%	14.5%
Before-tax Profit Margin	10.6%	13.2%	13.2%	13.6%	10.5%

8.1

UnumProvident Financial Results for Brokerage Voluntary Life and Other

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Brokerage Voluntary Life	$46.6	$43.4	$175.2	$155.9	$137.3
Brokerage Voluntary Other	7.6	5.4	24.0	9.7	3.3

Total Premium Income	54.2	48.8	199.2	165.6	140.6
Net Investment Income	10.7	9.8	43.5	38.5	38.9
Other Income	3.8	2.8	12.0	11.8	9.7

Total Operating Revenue	68.7	61.4	254.7	215.9	189.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	36.2	36.0	145.3	129.0	115.5
Commissions	17.7	14.0	62.2	47.6	30.7
Deferral of Policy Acquisition Costs	(18.7)	(16.0)	(70.1)	(54.0)	(33.9)
Amortization of Deferred Policy Acquisition Costs	10.5	8.6	33.9	23.5	19.7
Amortization of Value of Business Acquired	0.1	0.1	0.3	0.4	0.4
Operating Expenses	12.3	11.4	46.2	39.1	32.2

Total Benefits and Expenses	58.1	54.1	217.8	185.6	164.6

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$10.6	$7.3	$36.9	$30.3	$24.6

Operating Ratios
Benefit Ratio	66.8%	73.8%	72.9%	77.9%	82.1%
Operating Expense Ratio	22.7%	23.4%	23.2%	23.6%	22.9%
Before-tax Profit Margin	19.6%	15.0%	18.5%	18.3%	17.5%

8.2

UnumProvident Financial Results for Colonial Segment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Income Protection	$119.0	$114.9	$464.9	$437.8	$406.4
Life	26.6	23.9	96.7	80.4	73.7
Other	35.5	31.8	131.9	118.5	131.8

Total Premium Income	181.1	170.6	693.5	636.7	611.9
Net Investment Income	22.8	20.8	90.0	79.6	82.8
Other Income	0.3	0.4	2.5	3.7	3.8

Total Operating Revenue	204.2	191.8	786.0	720.0	698.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	100.5	96.1	395.4	357.2	346.4
Commissions	44.3	40.4	164.9	143.9	135.7
Deferral of Policy Acquisition Costs	(44.8)	(41.7)	(166.1)	(148.4)	(135.8)
Amortization of Deferred Policy Acquisition Costs	32.6	29.6	118.3	107.7	100.9
Amortization of Value of Business Acquired	0.3	0.4	(0.9)	1.5	1.9
Operating Expenses	34.7	31.8	127.7	120.6	111.4

Total Benefits and Expenses	167.6	156.6	639.3	582.5	560.5

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$36.6	$35.2	$146.7	$137.5	$138.0

Operating Ratios
Benefit Ratio	55.5%	56.3%	57.0%	56.1%	56.6%
Operating Expense Ratio	19.2%	18.6%	18.4%	18.9%	18.2%
Before-tax Profit Margin	20.2%	20.6%	21.2%	21.6%	22.6%

UnumProvident Financial Results for Individual Income Protection — Closed Block

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$251.3	$268.6	$1,028.5	$1,106.3	$1,136.8
Net Investment Income	213.0	204.3	824.2	814.5	755.8
Other Income	27.8	13.5	95.9	85.7	80.9

Total Operating Revenue	492.1	486.4	1,948.6	2,006.5	1,973.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	498.5	375.5	1,533.6	1,544.2	1,472.6
Commissions	20.1	25.5	85.5	109.2	110.8
Deferral of Policy Acquisition Costs	—	(2.3)	(7.5)	(13.4)	(21.3)
Amortization of Deferred Policy Acquisition Costs	—	10.5	41.3	36.2	40.7
Amortization of Value of Business Acquired and Goodwill	—	8.4	32.7	34.9	40.6
Intangible Assets Write-down	856.4	—	—	—	—
Operating Expenses	40.9	53.0	200.5	212.4	224.4

Total Benefits and Expenses	1,415.9	470.6	1,886.1	1,923.5	1,867.8

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(923.8)	$15.8	$62.5	$83.0	$105.7

Operating Ratios
Benefit Ratio	198.4%	139.8%	149.1%	139.6%	129.5%
Interest Adjusted Loss Ratio	86.6%	78.9%	82.7%	78.1%	73.0%
Operating Expense Ratio	16.3%	19.7%	19.5%	19.2%	19.7%
Before-tax Profit Margin	(367.6)%	5.9%	6.1%	7.5%	9.3%

Note:	In the first quarter of 2004, the Company restructured its individual income protection — closed block business. In conjunction with the restructuring, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection — closed block business and individual income protection — recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the first quarter of 2004. Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection — closed block reserves as a stand-alone segment. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection — closed block claim reserves by $110.6 million before tax, or $71.9 million after tax, to reflect its current estimate of future benefit obligations. See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Results for Other Segment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$8.6	$10.0	$34.3	$37.6	$111.8
Net Investment Income	32.0	36.4	140.1	154.2	182.7
Other Income	10.7	11.3	31.4	39.5	51.0

Total Operating Revenue	51.3	57.7	205.8	231.3	345.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	36.6	39.2	157.1	161.1	211.4
Commissions	3.6	3.6	10.8	3.1	5.5
Deferral of Policy Acquisition Costs	—	—	0.1	—	(0.3)
Amortization of Deferred Policy Acquisition Costs	—	—	—	0.1	30.6
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	4.0	3.2	12.9	21.6	44.5

Total Benefits and Expenses	44.2	46.0	180.9	185.9	291.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$7.1	$11.7	$24.9	$45.4	$53.8

UnumProvident Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2004	3/31/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Net Investment Income	$4.2	$0.6	$23.6	$4.9	$20.8
Other Income (Loss)	0.3	5.2	8.0	29.1	24.8

Total Operating Revenue	4.5	5.8	31.6	34.0	45.6

Benefits and Expenses
Interest and Debt Expense	49.2	41.5	187.2	162.4	169.6
Amortization and Write-down of Goodwill	—	—	—	—	21.2
Unallocated Operating Expenses	2.0	18.7	37.9	26.6	20.0

Total Benefits and Expenses	51.2	60.2	225.1	189.0	210.8

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses	$(46.7)	$(54.4)	$(193.5)	$(155.0)	$(165.2)

UnumProvident Investment Fact Sheet at March 31, 2004

Bonds (Fair Value)	3/31/04
Public	$18,406.1	58.5%
Mortgage-backed Securities	4,371.1	13.9
Private Placements	3,771.7	12.0
High Yield	2,297.3	7.3
Government Securities	2,160.2	6.9
Municipal Securities	57.0	0.2
Open Derivatives	394.8	1.2

Total	$31,458.2	100.0%

Quality Ratings of Bonds	Book Value	Fair Value
Aaa	26.0%	25.5%
Aa	6.5	6.6
A	20.6	21.2
Baa	38.7	39.4
Below Baa	8.2	7.3

Total	100.0%	100.0%

Selected Statistics	3/31/04	12/31/03
Portfolio Yield*	7.06%	7.15%
Average Duration	9.03	8.96
Average Credit Quality	A	A

*	Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.

Schedule BA and Non-Current

Total Non-Current Investments	$251.7	$235.9
Total Schedule BA Assets	$78.1	$111.0

UnumProvident Investment Fact Sheet at March 31, 2004

Fixed Maturity Bonds — By Industry Classification-Unrealized Gain/Loss

Classification	Fair Value	Net Unrealized Gain/Loss	Fair Value of Bonds with Loss	Gross Unrealized Loss	Fair Value of Bonds with Gain	Gross Unrealized Gain
Basic Industry	$2,355.1	$233.9	$349.0	$(19.6)	$2,006.1	$253.5
Canadian	398.4	91.4	—	—	398.4	91.4
Capital Goods	2,260.0	279.8	207.4	(7.6)	2,052.6	287.4
Communications	2,717.6	333.9	362.3	(22.9)	2,355.3	356.8
Consumer Cyclical	1,419.6	128.9	81.7	(3.5)	1,337.9	132.4
Consumer Non-Cyclical	3,429.8	345.5	288.2	(19.4)	3,141.6	364.9
Derivative Instruments	394.8	394.8	(4.1)	(4.1)	398.9	398.9
Energy (Oil & Gas)	2,586.9	370.1	141.3	(12.8)	2,445.6	382.9
Financial Institutions	2,236.1	119.8	639.0	(60.8)	1,597.1	180.6
Mortgage/Asset Backed	4,371.1	473.2	17.6	(0.5)	4,353.5	473.7
Sovereigns	791.0	32.7	264.0	(8.2)	527.0	40.9
Technology	279.9	25.0	84.1	(3.1)	195.8	28.1
Transportation	1,032.7	104.6	119.7	(35.7)	913.0	140.3
U.S. Government Agencies	2,062.0	38.4	1,025.3	(113.0)	1,036.7	151.4
Utilities	5,123.2	502.8	659.6	(35.4)	4,463.6	538.2

Total	$31,458.2	$3,474.8	$4,235.1	$(346.6)	$27,223.1	$3,821.4

Gross Unrealized Loss on Fixed Maturity Bonds By Length of Time in Unrealized Loss Position

	Investment Grade			Below Investment Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$199.0	$(6.9)		$82.9	$(2.6)
91 through 180 days	212.5	(2.9)		19.8	(4.2)
181 through 270 days	1,548.9	(35.9)		15.8	(2.6)
271 days to 1 year	1,149.8	(124.3)		6.6	(0.2)
Greater than 1 year	257.7	(53.0)		742.1	(114.0)

Total	$3,367.9	$(223.0)		$867.2	$(123.6)

13.1

UnumProvident Statutory Capital and Surplus

	As of March 31, 2004			As of December 31, 2003
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR

Provident Life & Accident	$1,168.3	$41.2	$1,209.5	$1,189.8

Unum Life of America	1,170.3	40.3	1,210.6	1,207.1

Paul Revere Life (1)	1,128.8	12.2	1,141.0	1,086.4

Colonial Life & Accident	242.9	2.4	245.3	228.2

Provident Life & Casualty	62.0	—	62.0	71.4

First Unum Life	136.9	0.3	137.2	132.1

Paul Revere Variable (1)	127.9	0.9	128.8	127.7

(1)	Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

UnumProvident Statutory Operating Results

	Three Months Ended March 31
	Net Gain (Loss) from Operations, net of tax		Net Realized Investment Gain (Loss), net of tax and transfers to IMR		Net Income (Loss)

	2004	2003	2004	2003	2004	2003

Provident Life & Accident	$35.3	$(0.1)	$(10.6)	$(26.1)	$24.7	$(26.2)

Unum Life of America	31.5	(51.3)	(5.1)	(29.6)	26.4	(80.9)

Paul Revere Life	46.1	10.2	(4.0)	(11.7)	42.1	(1.5)

Colonial Life & Accident	13.3	9.4	(0.7)	(6.1)	12.6	3.3

Provident Life & Casualty	(3.1)	(0.7)	(6.2)	(1.4)	(9.3)	(2.1)

First Unum Life	7.4	(24.6)	(6.6)	(6.7)	0.8	(31.3)

Paul Revere Variable	2.1	1.7	(0.3)	0.1	1.8	1.8

Total	$132.6	$(55.4)	$(33.5)	$(81.5)	$99.1	$(136.9)

14.1

Notes to Statistical Supplement

(All numbers are before tax, except as noted)

2004 Other Items

1st Quarter

In the first quarter of 2004, the Company restructured its individual income protection — closed block business wherein three of its insurance subsidiaries will enter into reinsurance agreements with National Indemnity Company, a subsidiary of Berkshire Hathaway, to reinsure approximately 66.7 percent of potential future losses that occur above a specified retention limit. The individual income protection — closed block reserves in these three subsidiaries comprise approximately 90 percent of the Company’s overall retained risk in the closed block of individual income protection. The reinsurance agreements effectively provide approximately 60 percent reinsurance coverage for the Company’s overall consolidated risk above the retention limit, which equals approximately $8.0 billion in existing statutory reserves. The maximum risk limit for the reinsurer is approximately $2.6 billion, after which any further losses will revert back to the Company. These reinsurance transactions, which are expected to close during the second quarter of 2004 following the receipt of regulatory approval, will be effective as of April 1, 2004. The Company anticipates that it will transfer cash of approximately $707.0 million, including ceded reserves of approximately $522.0 million in the Individual Income Protection — Closed Block segment, and establish a $185.0 million prepaid cost of insurance asset which will be amortized into earnings over the expected claim payment period covered under the Company’s retention limit.

In conjunction with the restructuring of the individual income protection — closed block business, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The reporting, monitoring, and management of the closed block of individual income protection business as a discrete segment is consistent with the Company’s financial restructuring and separation of this business from the lines of business which actively market new products. In the past, this business had been reported in the Income Protection segment. Prior to 2004, detailed separate financial metrics and models were unavailable to appropriately manage this block of business separately from the recently issued individual income protection block of business.

The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection — closed block business and individual income protection — recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. As required under GAAP, prior to the change in reporting segments, these tests were performed for the individual income protection line of business on a combined basis. The testing indicated impairment of the individual income protection — closed block deferred policy acquisition costs, value of business acquired, and goodwill balances of $282.2 million, $367.1 million, and $207.1 million, respectively. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the first quarter of 2004.

Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection — closed block reserves as a stand-alone segment. Previously these reserves were analyzed for the individual income protection line of business on a combined basis. Included in the analysis was a review of morbidity assumptions, primarily claim resolution rates, and claim reserve discount rate assumptions. Based upon this analysis, the Company lowered the claim reserve discount rate to reflect the segmentation of assets between the individual income protection — recently issued business and the individual income protection — closed block business, the change in the Company’s investment portfolio yield rates during the first quarter of 2004, the Company’s expectation of future investment portfolio yield rates, and the Company’s desire to maintain the relationship between the claim reserve discount rate and the investment portfolio yield rate for the individual income protection — closed block at the Company’s long-term objective. The segmentation of the investment portfolio was necessary to ensure appropriate matching of the duration of the assets and the related policy liabilities. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection — closed block claim reserves by $110.6 million before tax, or $71.9 million after tax, to reflect its current estimate of future benefit obligations. The first quarter 2004 change represented a 1.2 percent increase in total net individual income protection — closed block reserves as of March 31, 2004, which for continuing operations equaled $9.530 billion prior to this increase.

(continued on next page)

2003 Accounting Principle Changes

4th Quarter

Effective October 1, 2003, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133 Implementation Issue B36 (DIG Issue B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposure That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments. DIG Issue B36 addresses financial accounting and reporting for embedded derivatives in modified coinsurance contracts that incorporate credit risk exposure unrelated to the credit risk of the counterparty to the reinsurance contract and requires the bifurcation of any such derivative from the host reinsurance contract. The Company has two reinsurance contracts for which DIG Issue B36 is applicable. The adoption of DIG Issue B36 resulted in an increase in fixed maturity securities of $61.3 million to record the fair value of the embedded derivatives and a $39.9 million cumulative effect of accounting principle change, net of $21.4 million in tax.

Effective December 31, 2003, the Company adopted the provisions of Interpretation No. 46 (Interpretation 46), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51. Interpretation 46 expands upon ARB No. 51, Consolidated Financial Statements, to address financial accounting and reporting for certain entities in which a controlling financial interest cannot be identified based on an evaluation of voting interests. Transition to the provisions of Interpretation 46 required the Company to consolidate four special purpose entities whose purposes are to support the Company’s investment objectives. Prior to December 31, 2003, these entities were accounted for as fixed maturity securities in the available for sale portfolio and carried at fair value which was derived from the fair value of the underlying assets. For these four entities, the adoption of Interpretation 46 had no impact on the fair value of total invested assets reported in the Company’s consolidated statement of financial condition.

Adoption of Interpretation 46 also resulted in the de-consolidation of a trust that currently holds $300.0 million of junior subordinated debt securities of the Company and has issued a similar amount of mandatorily redeemable preferred securities. The impact of the de-consolidation was the elimination of the company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debt securities of the company included in the consolidated statement of financial condition and an increase of $300.0 million in long-term debt.

Effective January 1, 2003, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, and selected the prospective method of adoption allowed under the provisions of Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure. The adoption decreased after tax results for 2003 approximately $0.6 million.

(continued on next page)

15.1

2003 Public Offerings

In the second quarter of 2003, the Company issued a total of 52,877,000 shares of common stock, par value $0.10 per share, related to a public offering. In addition, the Company issued a total of 23,000,000 8.25% adjustable conversion-rate equity security units (units) related to a public offering. The Company received approximately $547.7 million in proceeds from the sale of the shares of common stock and $557.8 million in proceeds from the sale of the units after deducting underwriting discounts. Each unit has a stated amount of $25 and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of the Company’s common stock on May 15, 2006 and (b) a 1/40, or 2.5%, ownership interest in a senior note issued by the Company due May 15, 2008 with a principal amount of $1,000. The purchase contract element of the units contributes to the number of weighted average common shares, assuming dilution, when the average market price of the Company’s common stock is greater than the threshold appreciation price of $13.27 per share and the Company has income from continuing operations. When such occurs, the impact of the purchase contract element of the units on the number of weighted average common shares, assuming dilution, at various quarterly average stock price levels is as follows:

Quarterly Average Stock Price	Dilutive Share Impact (in millions)
$13.00	no impact
$13.50	0.7
$14.00	2.3
$15.00	5.0
$16.00	7.4
$17.00	9.5
$18.00	11.4

2003 Other Items

4th Quarter

Included in the fourth quarter of 2003 results is an after tax increase in group income protection reserves of $286.0 million, or $440.0 million before tax. In January 2004, the Company completed its annual review of claim reserves to ensure that its claim reserves make adequate and reasonable provision for future benefits and expenses. Approximately $300.0 million of the reserve strengthening reflects implementation of a lower discount rate for its group income protection claim reserves. The discount rate was lowered to reflect the Company’s expectation of future investment portfolio yield rates and the Company’s new discount rate management approach of maintaining a wider spread between its group income protection portfolio investment yield rate and its average discount rate. The Company’s new discount rate management approach is intended to better reflect the current investment environment and position the Company to be more responsive with discounts rates on new incurred claims as changes to the investment environment emerge. Approximately $140.0 million of the reserve increase relates to a strengthening of the morbidity assumptions to reflect the impact of the continuing weak economic cycle on claim incidence and severity. Claim incidence in the second half of 2003 was 8 percent higher than the first half of the year and 5 percent above the second half of 2002. Increased claim incidence is expected to continue at an elevated level for several quarters as the early indications of a recovering economy are not yet reflected in improved consumer confidence or job creation. The reserve increase represents a 5.4 percent increase in total net group income protection reserves as of December 31, 2003, which were $8.186 billion prior to this increase.

During the fourth quarter of 2003, the Company entered into an agreement to sell its Canadian branch and expects the transaction to close during the first half of 2004. The Canadian branch is accounted for as “held for sale” at December 31, 2003 and also meets the accounting criteria for being reported as a discontinued operation in the consolidated financial statements. In conjunction with the classification of the Canadian branch as held for sale, the Company tested the goodwill related to the Canadian branch for impairment and determined that the balance of $190.9 million was impaired. The Company also recognized a loss of $9.3 million before tax and $6.0 million after tax to write down the value of bonds in the Canadian branch investment portfolio to market value. These two charges, $200.2 million before and $196.9 million after tax, are included in the loss from discontinued operations.

(continued on next page)

15.2

Additionally, during the fourth quarter of 2003, the Company recognized losses of $14.7 million before tax and $5.3 million after tax related to its Japan and Argentina operations, which are accounted for as “held for sale” assets and as such must be reported at the lower of the carrying value or fair value less cost to sell. Because the Company intends to have a continuing presence in each of these operations, they are not considered discontinued operations.

1st Quarter

Included in the net loss for the first quarter of 2003 is an increase in the Company’s group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. In April of 2003, the Company completed an analysis of its assumptions related to its group long-term income protection claim reserves. This analysis was initiated based on a trend in lower net claim recovery rates observed during the first quarter of 2003. The claim recovery rates during the first quarter were below expected levels and were lower than those experienced in the past three years. The analysis of emerging net claim recovery rates and the reasons driving the changes resulted in a reduction in the Company’s long-term expectations. Based on the analysis noted above, the Company increased its group long-term income protection claim reserves as of March 31, 2003 to reflect its current estimate of future benefit obligations. The analysis indicated not only a decrease in overall claim recovery rates, but a change in claim recovery rates by claim duration.

2002 Cumulative Effect of Accounting Principle Change

1st Quarter

Effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets. The cumulative effect of adopting SFAS 142 was a decrease to net income of $7.1 million, net of a tax benefit of $3.9 million.

2001 Extraordinary Loss and Subsequent Reclassification

4th Quarter

In 2001 the Company redeemed its $172.5 million par value 8.8% monthly income debt securities (junior subordinated debt), which were due in 2025 but callable at par in 2000 and thereafter. This early extinguishment of debt resulted in a write off of the remaining deferred debt cost of $4.5 million associated with the issuance of the securities. Prior to 2003, the write off was reported as an extraordinary loss of $2.9 million, net of a $1.6 million tax benefit, in accordance with then current Statement of Financial Accounting Standards No. 4, Reporting Gains and Losses from Extinguishment of Debt. In 2003, the Company adopted Statement of Financial Accounting Standards No. 145 (SFAS 145), Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. The effect of the adoption was the reporting reclassification of the extraordinary loss of $4.5 million to operating expense and the corresponding tax benefit of $1.6 million to income tax. The adoption of SFAS 145 had no effect on the Company’s financial position or net income.

2001 Other Items

4th Quarter

The Company wrote off the remaining goodwill balance related to its operations in Argentina, resulting in a decrease in before-tax and after-tax operating income of $5.4 million.

3rd Quarter

The tragedy on September 11, 2001 resulted in a before-tax charge of $24.0 million, or $15.6 million after tax. This charge includes estimated gross ultimate losses from reported and unreported claims of $71.0 million less an estimated $47.0 million recoverable from the Company’s reinsurers.

1st Quarter

A tax benefit of $35.2 million related to the Company’s investment in its foreign reinsurance operations increased after-tax operating income $35.2 million.

15.3